                                                                   EXHIBIT 10.37

                                SECOND AMENDMENT
                              TO CREDIT AGREEMENT
                                     AMONG
                           BEVERLY ENTERPRISES, INC.,
                        BEVERLY CALIFORNIA CORPORATION,
                   THE SUBSIDIARY GUARANTORS LISTED HEREIN,
                          THE LENDERS LISTED HEREIN,
                                     AND
                          THE NIPPON CREDIT BANK, LTD.
                         LOS ANGELES AGENCY, AS AGENT

                            DATED AS OF MAY 19, 1994

         THIS SECOND AMENDMENT dated as of May 19, 1994 (this "AMENDMENT"), is entered into by and among BEVERLY ENTERPRISES, INC., a Delaware corporation ("BEI"), BEVERLY CALIFORNIA CORPORATION, a California corporation ("BORROWER"), the SUBSIDIARY GUARANTORS listed on the signature pages hereof (together with BEI, the "GUARANTORS"), the LENDERS listed on the signature pages hereof (such lenders, together with each Person that may or has become a party to the Credit Agreement (as defined below) pursuant to subsection 10.8 thereof, are referred to herein individually as a "LENDER" and collectively as the "LENDERS"), and THE NIPPON CREDIT BANK, LTD., Los Angeles Agency ("NIPPON"), as agent for the Lenders (in such capacity, the "AGENT"). This Amendment amends the Credit Agreement dated as of March 2, 1993 by and among BEI, Borrower, Agent and Lenders (as amended by that certain First Amendment to Credit Agreement dated as of May 6, 1994, the "CREDIT AGREEMENT"), as set forth herein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

         WHEREAS, Borrower desires to amend the Credit Agreement in certain respects;

         WHEREAS, Lenders and Agent have agreed to approve such amendments;

         WHEREAS, Guarantors desire to reaffirm the effectiveness respectively of the Subsidiary Guaranty Agreement and the BEI Guaranty Agreement;

         NOW, THEREFORE, in consideration of the terms and conditions herein contained, BEI, Borrower, Guarantors, Agent and Lenders agree as follows:

                                   AGREEMENT

SECTION 1.       AMENDMENTS TO DEFINITIONS

                 (a) Subsection 1.1 of the Credit Agreement is hereby amended by the addition of the following definitions in alphabetical order:

                 "'APPLICABLE MARGIN' means, for any day, the rate per annum set forth under the column heading 'Applicable Margin' below for the higher of the S&P Rating or the Moody's Rating in effect on such day:

                          Higher of S&P Rating
                            or Moody's Rating
                          -------------------

         S&P Rating                                        Moody's Rating                                      Applicable Margin
         ----------                                        --------------                                      -----------------
         BBB+(or higher)                                   Baa1(or higher)                                           O.75%

         BBB                                               Baa2                                                      1.00%

         BBB-                                              Baa3                                                      1.25%

         BB+                                               Ba1                                                       1.75%

         BB OR BB-                                         Ba2 OR Ba3                                                2.00%

         B+(or lower) or no rating                         B1(or lower) or no rating                                 2.50%

         Any change in the Applicable Margin shall become effective on the day on which a change in the Moody's Rating or the S&P Rating that requires a change in the Applicable Margin in accordance with this definition shall be announced publicly by the respective rating agency.

                 'APPRAISED VALUE' means, with respect to any asset subjected to or released from any Lien securing any Designated Obligations or any Pooled Mortgage Debt, the value of such asset as determined by an independent appraisal performed within 90 days of, and as of a date not less than 90 days prior to, the date upon which such asset is subjected to or released from such Lien.

                 'BEI 1992 DISPOSITION PLAN' means the disposition plan announced by BEI on November 9, 1992 relating to the proposed disposition of certain facilities and the establishment of reserves therefor, in each case, as summarized in Schedule VII to the Morgan Credit Agreement as in effect as of March 1, 1993.

                 'COMMERCIAL PAPER BACKSTOP FACILITY' means a credit facility entered into by a Special Purpose Commercial Paper Issuer for the purposes of providing liquidity with respect to commercial paper issued by such Special Purpose Commercial Paper Issuer and of financing transactions of the





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         type intended to be financed with the proceeds of such commercial paper.

                 'COMMERCIAL PAPER PROGRAM' means a program pursuant to which a Special Purpose Commercial Paper Issuer issues commercial paper secured by (i) Medicaid, Medicare or other patient accounts receivable purchased from BEI and its Subsidiaries or (ii) security interests in Medicaid, Medicare or other patient accounts receivable granted by BEI and its Subsidiaries.

                 'CONSOLIDATED CAPITAL EXPENDITURES' means, for any period, the sum, without duplication, of (i) the total amount of additions to property and equipment of BEI and its Consolidated Subsidiaries during such period of the types classified as "Capital expenditures" or "Payments for acquisitions, net of cash acquired" on the consolidated statement of cash flows included in the Coverage Base Financials and
         (ii) all investments (whether by means of share purchase, capital contribution, loan, time deposit or otherwise) made by BEI or any of its Subsidiaries during such period in Beverly Japan Corporation; provided that "Consolidated Capital Expenditures" shall exclude (A) the application of insurance or condemnation proceeds to rebuilding facilities as permitted by the Morgan Credit Agreement and the Security Documents (as defined in the Morgan Credit Agreement), (B) any acquisition by BEI or any of its Subsidiaries of any assets in connection with and as part of a Workout Transaction and (C) any acquisition by BEI or any of its Subsidiaries of any assets as part of a Lease Termination Acquisition.

                 'CONSOLIDATED RENTAL EXPENSE' means, for any period, the gross rental expense of BEI and its Consolidated Subsidiaries with respect to leases of real property and improvements of real property less, with respect to any facility identified in the BEI 1992 Disposition Plan, the amount of such gross rental expense with respect to such facility for such period to the extent, but only to the extent, that such expense is charged against the reserves established in respect of such facility as part of the BEI 1992 Disposition Plan prior to March 1, 1993, determined on a consolidated basis for such period.

                 'COVERAGE BASE FINANCIALS' means the consolidated balance sheet of BEI and its Consolidated Subsidiaries as of December 31, 1991 and the related consolidated statements of operation, stockholders' equity and cash flows for the year then ended, together with the notes thereto, included in BEI's 1991 Form 10-K and reported on without qualification by Ernst & Young.

                 'COVERAGE CONSOLIDATED EBIDA' means, for any period, Coverage Consolidated Net Income of BEI and its Consolidated





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         Subsidiaries for such period plus, without duplication, any amounts deducted in determining such consolidated net income (loss) in respect of (a) Consolidated Interest Charges for such period and (b) expenses for such period of the types classified as "depreciation and amortization" on the consolidated statements of operation included in the Coverage Base Financials.

                 'COVERAGE CONSOLIDATED NET INCOME' means, for any period, the net income (calculated (a) before preferred and common stock dividends, and (b) exclusive of the effect of any extraordinary or other material nonrecurring gain or loss outside the ordinary course of business) of BEI and its Consolidated Subsidiaries, determined on a consolidated basis for such period.

                 'DESIGNATED OBLIGATIONS' shall have the meaning set forth in subsection 5.13.

                 'FIXED CHARGE COVERAGE RATIO' means, on any date, the ratio of
         (i) the sum of Coverage Consolidated EBIDA and Consolidated Rental Expense for the four consecutive fiscal quarters most recently ended on or prior to such date to (ii) the sum of Consolidated Interest Charges, Consolidated Rental Expense and Consolidated Capital Expenditures for such four fiscal quarters.

                 'INCREMENTAL POOLED MORTGAGE DEBT' means, at any time with respect to any Pooled Mortgage Debt, the excess (but not less than zero) of (i) the aggregate principal amount of such Pooled Mortgage Debt outstanding at such time over (ii) the sum, without duplication, of (A) an amount equal to 80% of the cost of acquisition or construction of any Initial Pooled Mortgage Assets that have been acquired or constructed by BEI or any of its Subsidiaries within 90 days of the incurrence of such Pooled Mortgage Debt and that are subject to a Lien securing such Pooled Mortgage Debt; (B) the aggregate principal amount of all Debt {including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations that had been secured by a Lien permitted under clauses (i), (v) (vi), (vii), (ix) or (x) of subsection 5.13A (or permitted under clause (xi) of subsection 5.13A as it relates to any of the foregoing clauses) on some or all of such Initial Pooled Mortgage Assets, which Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations either were refinanced by such Pooled Mortgage Debt or repaid within 180 days prior to the incurrence of such Pooled Mortgage Debt; and (C) the value of any Initial Cash Collateral at such time.

                 'INITIAL POOLED MORTGAGE ASSETS' means (i) assets from two or more facilities on which Liens securing Debt





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         (including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations are created within 90 days after the incurrence of such Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations ('INITIAL POOLED MORTGAGE FACILITIES') and (ii) cash proceeds of such Debt {including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations (and Temporary Cash Investments made with such proceeds) that are held by a trustee to secure such Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations ('INITIAL CASH COLLATERAL').

                 'LEASE TERMINATION ACQUISITION' means any acquisition by BEI or any of its Subsidiaries of a facility and related property that is made in connection with the early termination of a leasehold interest of BEI or any of its Subsidiaries in such facility.

                 'LTCB' means The Long-Term Credit Bank of Japan, Ltd. and its successors.

                 'LTCB COLLATERAL' means the real property and related personal property that constitutes Collateral (as defined in the LTCB Credit Agreement) as of the Morgan Effective Date.

                 'LTCB CREDIT AGREEMENT' means that certain Credit Agreement, dated as of March 24, 1992, among Borrower, BEI, the lenders party thereto (the "LTCB Lenders"), Bank of Montreal, as co-agent, and LTCB, as agent, as amended, supplemented or modified.

                 'LTCB FINANCING DOCUMENTS' means the LTCB Credit Agreement, the LTCB Notes and the LTCB Mortgages.

                 'LTCB MORTGAGES' means the Mortgages (as defined in the LTCB Credit Agreement).

                 'LTCB NOTES' means the Notes (as defined in the LTCB Credit Agreement) in favor of the LTCB Lenders.

                 'LTCB OBLIGATIONS' shall have the meaning set forth in subsection 5.13.

                 'MATERIAL DEBT' means Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations (other than such Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations that arise under this Agreement) of BEI and/or one or more of its Subsidiaries,





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
         arising in one or more related or unrelated transactions, in an aggregate principal amount exceeding $15,000,000.

                 'MOODY's Rating' means, for any day, the rating of bei's senior unsecured indebtedness by Moody's Investors Service, Inc. in effect on such day.

                 'MORGAN' means Morgan Guaranty Trust Company of New York and its successors.

                 'MORGAN COLLATERAL' means the real property and related personal property that constitute Collateral (as defined in the Morgan Credit Agreement), as of the Morgan Effective Date.

                 'MORGAN EFFECTIVE DATE' means March 3, 1993.

                 'MORGAN FINANCING DOCUMENTS' means the Morgan Credit Agreement, the Notes (as defined in the Morgan Credit Agreement), the Subsidiary Guaranty (as defined in the Morgan Credit Agreement) and the Security Documents (as defined in the Morgan Credit Agreement).

                 'MORGAN OBLIGATIONS' shall have the meaning set forth in subsection 5.13.

                 'NEW ASSETS' shall have the meaning set forth in subsection
         5.13.

                 'POOLED MORTGAGE ASSETS' means Initial Pooled Mortgage Assets or Substitute Pooled Mortgage Assets.

                 'POOLED MORTGAGE DEBT' means Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations secured by Pooled Mortgage Assets.

                 'REFINANCED DEBT' shall have the meaning set forth in subsection 5.15.

                 'REFINANCING DEBT' shall have the meaning set forth in subsection 5.15.

                 'S&P RATING' means, for any day, the rating of BEI'S senior unsecured indebtedness by Standard & Poor's Corporation on such day.

                 'SENIOR NOTE AGREEMENT' means that certain Indenture, dated as of December 27, 1990, among Borrower, BEI and Yasuda Bank and Trust Company (U.S.A.), as Trustee, as amended, supplemented or modified.

                 'SENIOR NOTE COLLATERAL' means the real property and related personal property described in Exhibit A to the





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         Collateral Release Agreement (as defined in the Morgan Credit
         Agreement).

                 'SENIOR NOTE DOCUMENTS' means the Senior Notes (as defined in the Senior Note Agreement), the Senior Note Agreement, the Trust Agreement (as defined in the Senior Note Agreement) and the Senior Note Mortgages.

                 'SENIOR NOTE MORTGAGES' means the mortgages related to the Senior Note Collateral.

                 'SENIOR NOTE OBLIGATIONS' shall have the meaning set forth in subsection 5.13.

                 'SPECIAL PURPOSE COMMERCIAL PAPER ISSUER' means A Wholly-Owned Subsidiary of BEI the sole purpose of which is to issue commercial paper and to purchase Medicare, Medicaid or other patient accounts receivable of BEI and its Subsidiaries and make advances to BEI and its Subsidiaries secured by security interests in such Medicare, Medicaid or other patient accounts receivable, which accounts receivable and security interests therein are to be pledged to secure such commercial paper and borrowings by such Special Purpose Commercial Paper Issuer under a Commercial Paper Backstop Facility.

                 'SUBSTITUTE POOLED MORTGAGE ASSETS' means assets on which Liens are created in substitution of, or in addition to, any Initial Pooled Mortgage Facilities to secure Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations that are secured by such Initial Pooled Mortgage Assets.

                 'TEMPORARY CASH INVESTMENT' means any investment (whether by means of share purchase, capital contribution, loan, time deposit or otherwise) in (i) direct obligations of the united states or any agency thereof, or obligations guaranteed by the united states or any agency thereof, (ii) commercial paper with maturities of not more than 180 days rated an least P-1 by Moody's Investors Service or A-1 by Standard & Poor's Corporation, (iii) deposit accounts in, and certificates of deposit, repurchase agreements and bankers' acceptances of, Wilmington Trust Company or United States branches of other commercial banks whose unsecured senior long-term debt is rated A or better by Moody's Investors Service or Standard & Poor's Corporation, in each case maturing within one year from the date of acquisition thereof or (iv) in addition to the accounts and instruments referred to in clause (iii), deposit accounts and certificates of deposit in United States branches of banks insured by the Federal Deposit Insurance Corporation that do not aggregate more than $100,000 in any one bank.





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
                 'WORKOUT TRANSACTION' means any adjustment, renegotiation, exchange, subordination, amendment, sale or other disposition of any note receivable, investment in any Person (whether by means of share purchase, capital contribution, loan, time deposit or otherwise) or other similar asset of BEI or any of its Subsidiaries, any release, subordination, renegotiation or other adjustment of any Lien securing any Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument), contingent obligation or other obligation of any Person held by or owed to BEI or any of its Subsidiaries, any acquisition of any asset by BEI or any of its Subsidiaries or the making of any investment in any Person (whether by means of share purchase, capital contribution, loan, time deposit or otherwise) by BEI or any of its Subsidiaries, in each case in connection with (i) the foreclosure, enforcement or realization by BEI or any such Subsidiary on any Lien securing any Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument), contingent obligation or other obligation of any Person held by or owed to BEI or any such Subsidiary or (ii) any renegotiation, composition, adjustment, amendment or restructuring of, or any other similar arrangement with respect to, any such Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument), contingent obligation or other obligation, in each case in connection with the bankruptcy, insolvency, financial distress or other similar condition of such Person; provided that any such adjustment, renegotiation, exchange, subordination, amendment, sale, disposition, release or acquisition or the making of any such investment in any Person (whether by means of share purchase, capital contribution, loan, time deposit or otherwise) (A) will, in the reasonable opinion of an Authorized Financial Officer of BEI, in light of the circumstances affecting the relevant obligor, be likely to maximize the amount to be realized by BEI and its Subsidiaries with respect to such Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument), contingent obligation or other obligation or (B) is imposed on BEI or any of its Subsidiaries pursuant to voting arrangements mandated by any law or contract arrangements binding upon BEI or such Subsidiary.'"

                 (b) Subsection 1.1 of the Credit Agreement is hereby further amended by deleting therefrom the definition of "Permitted Commercial Paper" and replacing such definition with the following:

                 "'PERMITTED COMMERCIAL PAPER' means commercial paper issued by a Special Purpose Commercial Paper Issuer pursuant to a Commercial Paper Program and borrowings by a Special





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
         Purpose Commercial Paper Issuer under a related Commercial Paper Backstop Facility."

                 (c) Subsection 1.1 of the Credit Agreement is hereby further amended by deleting therefrom the definition of "Permitted Liens" and replacing such definition with the following:

                 "'PERMITTED LIENS' means, with respect to any Collateral, those Liens set forth below:

                 (i)  Liens created or permitted by the Collateral
         Documents;

                 (ii) Liens for taxes, assessments or governmental charges or claims the payment of which is not at the time required by subsection 5.17;

                 (iii) Statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

                 (iv) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

                 (v) Any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of any such stay;

                 (vi) Easements, rights-of-way, restrictions, other similar charges or encumbrances, in each case that do not interfere with the ordinary conduct of the business of BEI or any of its Subsidiaries; and

                 (vii) Liens (excluding Liens securing Debt) set forth on the title insurance policies delivered in connection with the Mortgages that the Agent may approve in its sole discretion."

                 (d) Subsection 1.1 of the Credit Agreement is hereby further amended by deleting therefrom the definition of





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"Consolidated Interest Charges" and replacing such definition with the following:

                 "'CONSOLIDATED INTEREST CHARGES' means for any period all items for such period of the types classified as 'interest' on the consolidated statement of operations included in the Coverage Base Financials."

                 (e) Subsection 1.1 of the Credit Agreement is hereby further amended by deleting therefrom the definitions of "New Morgan Credit Agreement" and "Old Morgan Credit Agreement" and adding the following definition in alphabetical order:

                 "'MORGAN CREDIT AGREEMENT' means that certain Credit Agreement, dated as of March 1, 1993, among Borrower, BEI, the banks party thereto, Morgan, as issuing bank and as agent, as amended, supplemented or modified."

The Credit Agreement and other Loan Documents also are amended by changing all references to "New Morgan Credit Agreement" or "Old Morgan Credit Agreement" therein to "Morgan Credit Agreement."

                 (f) Subsection 1.1 of the Credit Agreement is hereby further amended by deleting therefrom the definition of "LTCB Agreement."

SECTION 2.       AMENDMENTS WITH RESPECT TO THE ELIGIBLE COLLATERAL APPRAISAL
                 VALUE

                 (a) Subsection 2.6B of the Credit Agreement is hereby amended by deleting the references to "160%" in the second and sixteenth lines thereof and replacing such references with "125%"

                 (b) Subsection 3.2D of the Credit Agreement is hereby amended by deleting the reference to "160%" in the eighth line thereof and replacing such reference with "125%"

                 (c) Subsection 5.18A of the Credit Agreement is hereby amended by deleting the reference to "160%" in the third line thereof and replacing such reference with "125%"

                 (d) Subsection 5.18D of the Credit Agreement is hereby amended by deleting the references to "160%" in the second and eleventh lines thereof and replacing such references with "125%"

                 (e) Subsection 5.18E of the Credit Agreement is hereby amended by deleting the reference to "160%" in the third line thereof and replacing such reference with "125%"





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
SECTION 3.  AMENDMENT TO SUBSECTION 2.7A OF THE CREDIT AGREEMENT

                 Subsection 2.7A of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

                 "A. EURODOLLAR RATE LOANS. During such periods as such Loan is a Eurodollar Rate Loan, at a rate per annum equal at all times during each Interest Period for such Loan to the Adjusted Eurodollar Rate for such Interest Period plus the Applicable Margin; provided, that after the occurrence and during the continuation of any Event of Default, the Eurodollar Rate Loans shall bear interest from the date on which such Event of Default shall have occurred until such amount is paid in full at a rate per annum equal at all times to 2.0% per annum above the rate of interest otherwise payable under this subsection 2.7A, in each case payable in arrears on each Interest Payment Date and on the date of any prepayment thereof, unless such amounts are past due, in which case they shall be payable on demand."

SECTION 4.  AMENDMENT TO SUBSECTION 5.1 OF THE CREDIT AGREEMENT

                 Subsection 5.1 of the Credit Agreement is hereby amended by deleting the final word "and" from clause H thereof, relettering clause I thereof as clause "J" and inserting a new clause I as follows:

                 "I. promptly upon the occurrence of any change in the S&P Rating or the Moody's Rating from such ratings last notified to the Lenders, a written notice of such change setting forth the details thereof; and"

SECTION 5.  AMENDMENT TO SUBSECTION 5.5 OF THE CREDIT AGREEMENT

                 Subsection 5.5 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

                 "5.5 FIXED CHARGE COVERAGE RATIO

                 The Fixed Charge Coverage Ratio shall not be less than 1.00 to
         1.00 at any time."





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

SECTION 6.  AMENDMENT TO SUBSECTION 5.8 OF THE CREDIT AGREEMENT

                 Subsection 5.8 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

                 "5.8 CONSOLIDATED DEBT FOR BORROWED MONEY TO CONSOLIDATED EBITDA RATIO

                 On the last day of each fiscal quarter, the ratio of (a) the quotient derived by dividing the sum of Consolidated Debt For Borrowed Money as of the last day of each of the four fiscal quarters ending on such date, by four, to (b) the sum of (i) Consolidated EBITDA and (ii) EBITDA for Sold Facility for each facility the Debt of which is guaranteed by BEI or a Subsidiary and which is included in Consolidated Debt for Borrowed Money for such four fiscal quarters shall be more than 6.00 to 1.00."

SECTION 7.  AMENDMENT TO SUBSECTION 5.13A OF THE CREDIT AGREEMENT

                 Subsection 5.13A of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

                 "A. Neither BEI nor any of its Subsidiaries will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except the following:

                          (i) Liens existing on the Morgan Effective Date
                 securing Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument), contingent obligations and other obligations outstanding on the Morgan Effective Date;

                          (ii) Liens created or permitted by the Collateral
                 Documents;

                          (iii) Liens on the LTCB Collateral securing the
                 obligations ("LTCB OBLIGATIONS") of BEI and its Subsidiaries under the LTCB Financing Documents and Liens on the Morgan Collateral securing obligations ("MORGAN OBLIGATIONS") of BEI and its Subsidiaries under the Morgan Financing Documents; provided that, in each case, the amount of Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations secured thereby does not exceed the amount that has been or may be borrowed thereunder as of the Morgan Effective Date;





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
                          (iv) Liens on the Senior Note Collateral securing the
                 obligations ("SENIOR NOTE OBLIGATIONS" and, together with the LTCB Obligations and the Morgan Obligations, the "DESIGNATED OBLIGATIONS") of BEI and its Subsidiaries outstanding on the Morgan Effective Date under the Senior Note Documents;

                          (v) any Lien on any asset of any corporation that
                 becomes a Consolidated Subsidiary of BEI after the Morgan Effective Date that exists at the time such corporation becomes such a Consolidated Subsidiary and (other than in a Workout Transaction) not created in contemplation thereof;

                          (vi) any Lien existing on any asset prior to the
                 acquisition thereof, acquired after the Morgan Effective Date by BEI or a Subsidiary of BEI and (other than in a Workout Transaction) not created in contemplation thereof;

                          (vii) any Lien on any asset securing Debt (including,
                 without limitation, any obligation with respect to any letter of credit or similar instrument) or contingent obligations incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset or reconstructing substantially all of such asset, provided that such Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof;

                          (viii) any Lien on any asset securing Debt
                 (including, without limitation, any obligation with respect to any letter of credit or similar instrument) or contingent obligations incurred or assumed for the purpose of improving or making any addition to such asset, provided that (A) such Lien attaches to such asset concurrently with or within 180 days after the completion of the improvement thereof or addition thereto and (B) the aggregate principal amount of all such Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations secured by any such Lien shall not, at any time, exceed $20,000,000;

                          (ix) Liens securing Debt (including, without
                 limitation, any obligation with respect to any letter of credit or similar instrument) or contingent obligations incurred in connection with the early termination of a lease, provided that the aggregate amount of all such Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations secured by any such Lien shall not, at any time, exceed $20,000,000;

                          (x) Liens securing industrial development revenue
                 bonds (or securing contingent obligations to issuers of letters of credit issued to support industrial development revenue bonds) arising in connection with the conversion of the interest rate on such bonds from floating to long-term fixed rates or from fixed rates to other long-term fixed rates;

                          (xi) any Lien arising out of the refinancing,
                 extension, renewal or refunding of any Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) or contingent obligations secured by any Lien permitted by any of the foregoing clauses of this subsection 5.13A, provided that the principal amount of such Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations is not increased and such Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations are not secured by any additional assets other than assets that relate directly to the facility subject to the original financing;

                          (xii) Liens on Medicare, Medicaid or other patient
                 accounts receivable of BEI or any of its Subsidiaries granted to secure Permitted Commercial Paper, provided that the net amount of all uncollected accounts receivable owing to BEI or any of its Subsidiaries over which such a Lien is granted, together, without duplication, with the net amount of all uncollected accounts receivable owing to BEI or any of its Subsidiaries that are assigned to secure such Permitted Commercial Paper, shall not exceed, at any time, 175% of the aggregate principal amount of all Permitted Commercial Paper then outstanding;

                          (xiii) Liens incidental to the conduct of its
                 business or the ownership of its assets that (A) do not secure Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) or contingent obligations and (B) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

                          (xiv) Liens on assets (other than LTCB Collateral)
                 securing LTCB Obligations, Liens on assets (other than Morgan Collateral) securing Morgan Obligations or Liens on assets (other than Senior Note Collateral) securing Senior Note obligations (such assets collectively, "NEW

                 ASSETS"), provided that the sum of (A) the excess of the Appraised Value of all New Assets over the Appraised Value of all LTCB Collateral, Morgan Collateral and Senior Note Collateral no longer subject to any Lien securing any Designated Obligations, (B) the amount set forth in subclause
                 (A) of clause (xvi) of this subsection 5.13A and (C) the aggregate principal amount of all Incremental Pooled Mortgage Debt and all Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations secured by Liens permitted under clause (xvii) of this subsection 5.13A shall not at any time exceed $50,000,000;

                          (xv) Liens on Initial Pooled Mortgage Assets,
                 provided that the sum of the amounts set forth in subclause
                 (A) of each of clause (xiv) and clause (xvi) of this subsection 5.13A and the aggregate principal amount of all Incremental Pooled Mortgage Debt and all Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations secured by Liens permitted under clause (xvii) of this subsection 5.13A shall not at any time exceed $50,000,000;

                          (xvi) Liens on Substitute Pooled Mortgage Assets,
                 provided that the sum of (A) the excess of the Appraised Value of all Substitute Pooled Mortgage Assets over the Appraised Value of all Initial Pooled Mortgage Facilities no longer subject to any Lien securing any Pooled Mortgage Debt, (B) the amounts set forth in subclause (A) of clause (xiv) of this subsection 5.13A, (C) the aggregate principal amount of all Incremental Pooled Mortgage Debt and (D) all Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations secured by Liens permitted under clause (xvii) of this subsection 5.13A shall not at any time exceed $50,000,000; and

                          (xvii) Liens not otherwise permitted under clauses
                 (i) through (xvi) of this subsection 5.13A, provided that the sum of the amounts set forth in subclause (A) of each of clause (xiv) and clause (xvi) of this subsection 5.13A and the aggregate principal amount of all Incremental Pooled Mortgage Debt and all Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations secured by Liens permitted under this clause (xvii) shall not at any time exceed $50,000,000.

                 Notwithstanding the foregoing, neither BEI nor any of its Subsidiaries will create, assume or suffer to exist any Lien on any Collateral now owned or hereafter acquired by it, except the Permitted Liens."

SECTION 8.  AMENDMENT TO SUBSECTION 5.15 OF THE CREDIT AGREEMENT

                 Subsection 5.15 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing with the following:

                 "5.15 INCURRENCE OF DEBT

                 BEI will not permit any of its Subsidiaries (other than the Borrower) to incur, assume or suffer to exist any Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) or any contingent obligation, except:

                          (a) Debt (including, without limitation, any
                 obligation with respect to any letter of credit or similar instrument) and contingent obligations outstanding on March 1, 1993 and listed in Schedule II attached to the Morgan Credit Agreement as in effect as of March 1, 1993;

                          (b) Debt (including, without limitation, any
                 obligation with respect to any letter of credit or similar instrument) and contingent obligations incurred in connection with the early termination of a lease, provided that the aggregate principal amount of all such Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations outstanding at any time shall not exceed $20,000,000;

                          (c) Debt (including, without limitation, any
                 obligation with respect to any letter of credit or similar instrument) and contingent obligations secured by a Lien permitted pursuant to clause (v) or (vi) of subsection 5.13;

                          (d) Debt (including, without limitation, any
                 obligation with respect to any letter of credit or similar instrument) and contingent obligations ("REFINANCING DEBT") incurred to refinance Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations ("Refinanced Debt") permitted under clauses (a) through (c) above, provided that
                 (i) the principal amount of such Refinancing Debt shall not exceed the principal amount of such

                 Refinanced Debt and (ii) such Refinancing Debt shall have a weighted average life of not less than the remaining weighted average life of such Refinanced Debt or such Refinancing Debt shall not have any required payments of principal prior to February 15, 1997;

                          (e) Permitted Commercial Paper, provided that the
                 aggregate principal amount of all Permitted Commercial Paper outstanding at any time shall not exceed $100,000,000;

                          (f) Debt (including, without limitation, any
                 obligation with respect to any letter of credit or similar instrument) and contingent obligations incurred under the Loan Documents;

                          (g) Debt (including, without limitation, any
                 obligation with respect to any letter of credit or similar instrument) and contingent obligations incurred under the Morgan Financing Documents, the LTCB Financing Documents or the Senior Note Documents not in excess of the amounts specified in clauses (iii) and (iv) of subsection 5.13A;

                          (h) Guarantees by any Subsidiary of BEI of any
                 obligation of BEI or any of its other Subsidiaries that such guaranteeing Subsidiary would have been permitted to incur hereunder as a primary obligation;

                          (i) Debt (including, without limitation, any
                 obligation under any letter of credit or similar instrument) and contingent obligations consisting of advances from BEI or any of its Subsidiaries in connection with the normal operation of the business of BEI and its Subsidiaries;

                          (j) Debt (including, without limitation, any
                 obligation with respect to any letter of credit or similar instrument) and contingent obligations incurred in connection with and as part of a Workout Transaction;

                          (k) Debt (including, without limitation, any
                 obligation with respect to any letter of credit or similar instrument) and contingent obligations incurred or assumed for the purpose of financing the cost of acquiring, constructing or improving an asset of BEI or any of its Subsidiaries;

                          (l) Debt (including, without limitation, any
                 obligation with respect to any letter of credit or similar instrument) and contingent obligations secured by Pooled Mortgage Assets, provided that the aggregate principal amount of all Incremental Pooled Mortgage

                 Debt and all Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations permitted under clause
                 (m) of this subsection 5.15 shall not at any time exceed $50,000,000; and

                          (m) Debt (including, without limitation, any
                 obligation with respect to any letter of credit or similar instrument), and contingent obligations not otherwise permitted under clauses (a) through (1) of this subsection 5.15, provided that the aggregate principal amount of all Incremental Pooled Mortgage Debt and all Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations permitted under this clause (m) shall not at any time exceed $50,000,000."

SECTION 9.  AMENDMENT TO SUBSECTION 6.4 OF THE CREDIT AGREEMENT

                 Subsection 6.4 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing with the following:

                 "6.4 BREACH OF OTHER AGREEMENTS

                 Any event or condition shall occur that results in the acceleration of the maturity, or requires the early redemption or prepayment, of any Material Debt or any event or condition shall occur and be continuing that enables (or, with the giving of notice or lapse of time or both, would enable the holder of any Material Debt or any Person acting on such holder's behalf to accelerate the maturity, or require the early redemption or prepayment, thereof (unless such event or condition shall have been waived and any acceleration or required redemption or prepayment rescinded), provided that the fact that the interest paid on any industrial development revenue bonds ceases to be exempt from federal income taxation shall not constitute an Event of Default under this subsection 6.4 unless such industrial development revenue bonds are accelerated, redeemed or prepaid or the aggregate principal amount of industrial development revenue bonds subject to acceleration or early redemption or prepayment as a result of such event or condition shall be at least $15,000,000; or"

SECTION 10.  AMENDMENT TO EXHIBIT VIII OF THE CREDIT AGREEMENT

                 (a) Exhibit VIII of the Credit Agreement is hereby amended by deleting section A.1 of Attachment No. 1 thereof in its entirety and replacing it with section A.1 set forth in Exhibit A attached hereto.

                 (b) Exhibit VIII of the Credit Agreement is hereby further amended by deleting section A.4(a) of Attachment No. 1 thereof in its entirety and replacing it with section A.4(a) set forth in Exhibit B attached hereto.

                 (c) Exhibit VIII of the Credit Agreement is hereby further amended by deleting section C(a) of Attachment No. 1 thereof in its entirety and replacing it with section C(a) set forth in Exhibit C attached hereto.

                 (d) Exhibit VIII of the Credit Agreement is hereby further amended by (i) adding immediately after section C of Attachment No. 1 thereof new sections D and E set forth in Exhibit D attached hereto, (ii) relettering current section D of Attachment No. 1 thereof to section "F" and (iii) deleting in its entirety current section E of Attachment No. 1 thereof.

SECTION 11. REPRESENTATIONS AND WARRANTIES

                 In order to induce Agent and Lenders to enter into this Amendment, each of BEI and Borrower represents and warrants to Agent and Lenders that:

                 (a) The representations and warranties of each Loan Party contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date;

                 (b) No event has occurred and is continuing or would result from the execution of this Amendment that constitutes an Event of Default or Potential Event of Default;

                 (c) Each Loan Party has performed in all material respects all agreements and satisfied all conditions that the Credit Agreement and this Amendment provide shall be performed by it on or before the date hereof;

                 (d) The execution, delivery and performance of this Amendment and the Credit Agreement as amended by this Amendment, by each Loan Party are within the corporate power and authority of each such Loan Party and, as of the Second Amendment Effective Date (as hereinafter defined), will be duly authorized by all necessary corporate action on the part of each Loan Party, and this Amendment, as of the Second Amendment Effective Date, is duly executed and delivered by each of such Loan Parties and will constitute a valid and binding agreement of each of such Loan

Parties, enforceable against such Loan Parties in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. The Credit Agreement constitutes and, as of the Second Amendment Effective Date, the Credit Agreement, as amended by this Amendment, will constitute, a valid and binding agreement of BEI and Borrower, enforceable against BEI and Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles, relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                 (e) The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Credit Agreement as amended by this Amendment, do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Loan Party, the Certificate or Articles of Incorporation or Bylaws of any Loan Party or any order, judgment or decree of any court or other agency of government binding on any Loan Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any instrument that is material, individually or in the aggregate, and that is binding on such Loan Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party (other than any Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or
(iv) require any approval or consent of any Person under any instrument that is material, individually or in the aggregate, and that is binding on such Loan Party.

                 (f) The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Credit Agreement as amended by this Amendment, do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

SECTION 12. CONDITIONS TO EFFECTIVENESS

                 Sections 1 through 10 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Second Amendment Effective Date"):

                 A. On or before the Second Amendment Effective Date, BEI, Borrower and each Subsidiary Guarantor shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, as appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

                          (i) Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the Second Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                          (ii) Signature and incumbency certificates of its officers executing this Amendment certified by its secretary or an assistant secretary; and

                          (iii) Executed counterparts of this Amendment.

                 B. Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of Robert W. Pommerville, general counsel for BEI, and Weil, Gotshal & Manges, counsel for BEI, Borrower and each Subsidiary Guarantor, in form and substance reasonably satisfactory to Agent and its counsel, dated as of the Second Amendment Effective Date and setting forth substantially the matters in the opinions designated in Exhibit E to this Amendment and as to such other matters as Agent acting on behalf of Lenders may reasonably request.

                 C. On or before the Second Amendment Effective Date, each Lender shall have delivered to Agent a counterpart of this Amendment originally executed by a duly authorized officer of such Lender or by telex or telephonic confirmation.

                 D.       On or before the Second Amendment Effective Date:

                          (i) Borrower shall have caused payment to each Lender of an amendment fee equal to 0.25% of the aggregate principal amount of Loans of such Lender outstanding on the Second Amendment Effective Date;

                          (ii) Borrower shall have caused payment to Agent of all amounts regarding the costs and expenses reasonably incurred by Agent in connection with this Amendment which Borrower has agreed to pay;

                          (iii) Borrower shall have delivered to Agent (with sufficient copies for each Lender) an Appraisal dated on or a recent date prior to the Second Amendment Effective Date covering all Collateral (other than Collateral which will be released after taking into account the provisions of this Amendment and after taking into account the prepayment of Loans made on or prior to the Second Amendment Effective Date), which Appraisal shall show that the Eligible Collateral Appraisal Value of all Eligible Collateral (other than any such Collateral which will be so released) is greater than 125% of the aggregate outstanding principal amount of the Loans;

                 (iv) Amendment No. 3 dated as of March 15, 1994 to the Morgan Credit Agreement (as defined in the Credit Agreement as amended by this Amendment) shall have become effective in all respects; and

                 (v) An amendment to the LTCB Credit Agreement (as defined in the Credit Agreement as amended by this Amendment), which amendment decreases the minimum ratio of (x) the appraised value of the Collateral (as defined in the LTCB Credit Agreement) to (y) the aggregate principal amount of Debt outstanding under the LTCB Credit Agreement to 1.25 to 1.00, shall have become effective in all respects.

                 E. On or before the Second Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

SECTION 13. THE GUARANTIES

                 Each Guarantor acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that the Guaranty Agreement and the Collateral Documents to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the full extent possible the payment and performance of all Obligations, Guarantied Obligations (as defined in the applicable Guaranty Agreements) and Secured Obligations (as defined in the Collateral Documents), as the case may be, including, without limitation, the payment and performance of all Obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement as amended by this Amendment and the Notes defined therein.

                 Each Guarantor acknowledges and agrees that any of the Guaranty Agreements and the Collateral Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Credit Agreement as amended by this Amendment and the Guaranty Agreements and the Collateral Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

                 Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment or any other Loan Document and (ii) that neither the terms of the Credit Agreement, any other Loan Document nor this Amendment shall be deemed to require the consent of any Guarantor to any future amendments to the Credit Agreement.

SECTION 14. COUNTERPARTS; EFFECTIVENESS

                 This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment (other than the provisions of Sections 1 through 10 hereof) shall become effective upon the execution of a counterpart hereof by all Lenders and each of the Loan Parties and receipt of written or telephonic notification of such execution and authorization of delivery thereof.

SECTION 15. FEES AND EXPENSES

                 Borrower acknowledges that all costs, fees and expenses as described in subsection 10.4 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

SECTION 16. EFFECT OF AMENDMENT

                 It is hereby agreed that, except as specifically provided herein, this Amendment does not in any way affect or impair the terms and conditions of the Credit Agreement, and all terms and conditions of the Credit Agreement are to remain in full force and effect unless otherwise specifically amended or changed pursuant to the terms and conditions of this Amendment.

SECTION 17. APPLICABLE LAW

                 This Amendment and the rights and obligations of the parties hereto and all other aspects hereof shall be deemed to be made under, shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

                 WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                                            BEI:

                                            BEVERLY ENTERPRISES, Inc.

                                            By: /s/ SCHUYLER HOLLINGSWORTH, JR.
                                            Title:

                                            Borrower:

                                            BEVERLY CALIFORNIA CORPORATION

                                            By: /s/ SCHUYLER HOLLINGSWORTH, JR.
                                            Title:

                                            Agent:

                                            NIPPON CREDIT BANK, LTD.
                                            LOS ANGELES AGENCY,
                                            as Agent and as a Lender


                                            By: /s/ BERNARDO CORREA-HENSCHKE
                                            Title:

                                            Lenders:

                                            THE NIPPON CREDIT BANK, LTD.,
                                            LOS ANGELES AGENCY,
                                            as Agent and as a Lender

                                            By: /s/ BERNARDO CORREA-HENSCHKE
                                            Title:

                                             The Subsidiary Guarantors:

                                                 Beverly Enterprises -
                                                   Alabama, Inc.

                                                 Beverly Enterprises -
                                                   Arkansas, Inc.

                                                 Beverly Enterprises -
                                                   Florida, Inc.

                                                 Beverly Enterprises -
                                                   Georgia, Inc.

                                                 Beverly Enterprises -
                                                   Maryland, Inc.

                                                 Beverly Enterprises -
                                                   Massachusetts, Inc.

                                                 Beverly Enterprises -
                                                   Minnesota, Inc.

                                                 Beverly Enterprises -
                                                   Mississippi, Inc.

                                                 Beverly Enterprises -
                                                   Missouri, Inc.

                                                 Beverly Enterprises -
                                                   Nebraska, Inc.

                                                 Beverly Enterprises -
                                                   North Carolina, Inc

                                                 Beverly Enterprises -
                                                   Oregon

                                                 Beverly Enterprises -
                                                   Wisconsin, Inc.

                                                 Commercial Management,
                                                   Inc.

                                                 Hallmark Convalescent
                                                   Homes, Inc.

                                                 Hospital Facilities
                                                   Corporation

                                                 Moderncare of Lumberton,
                                                   Inc.

                                                 Nebraska City S-C-H, Inc.

                                                 South Dakota - Beverly
                                                   Enterprises, Inc.

                                                 Vantage Healthcare
                                                   Corporation

                                                 AGI - Camelot, Inc.

                                                 AGI-McDonald County
                                                   Health Care, Inc.

                                                 Beverly Enterprises -
                                                   Arizona, Inc.

                                                 Beverly Enterprises -
                                                   California, Inc.

                                                 Beverly Enterprises -
                                                   Colorado, Inc.

                                                 Beverly Enterprises -
                                                   Connecticut, Inc.

                                                 Beverly Enterprises -
                                                   Garden Terrace, Inc.

                                                 Beverly Enterprises -
                                                   Hawaii, Inc.

                                                 Beverly Enterprises -
                                                   Idaho, Inc.

                                                 Beverly Enterprises -
                                                   Illinois, Inc.

                                                 Beverly Enterprises -
                                                   Indiana, Inc.

                                                 Beverly Enterprises -
                                                   Kansas, Inc.

                                                 Beverly Enterprises -
                                                   Kentucky,  Inc.

                                                 Beverly Enterprises -
                                                   Louisiana, Inc.

                                                 Beverly Enterprises -
                                                   Michigan, Inc.

                                                 Beverly Enterprises -
                                                   New Jersey, Inc.

                                                 Beverly Enterprises -
                                                   Ohio, Inc.

                                                 Beverly Enterprises -
                                                   Pennsylvania, Inc.

                                                 Beverly Enterprises -
                                                   South Carolina, Inc.

                                                 Beverly Enterprises -
                                                   Tennessee, Inc.

                                                 Beverly Enterprises -
                                                   Texas, Inc.

                                                 Beverly Enterprises -
                                                   Utah, Inc.

                                                 Beverly Enterprises -
                                                   Virginia, Inc.

                                                 Beverly Enterprises -
                                                   Washington, Inc.

                                                 Beverly Enterprises -
                                                   West Virginia, Inc.

                                                 Beverly Indemnity, Ltd.

                                                 Beverly Manor Inc.
                                                   of Hawaii

                                                 Beverly Savana Cay Manor,
                                                   Inc.

                                                 Columbia-Valley Nursing
                                                   Home, Inc.

                                                 Computran Systems, Inc.

                                                 Continental Care Centers
                                                   of Council Bluffs, Inc.

                                                 Forest City Building Ltd.

                                                 Home Medical Systems,
                                                   Inc.

                                                 Kenwood View Nursing
                                                   Home, Inc.

                                                 Liberty Nursing Homes,
                                                   Incorporated

                                                 Medical Arts Health
                                                   Facility of
                                                   Lawrenceville, Inc.

                                                 Nursing Home Operators,
                                                   Inc.

                                                 Petersen Health Care,
                                                   Inc.

                                                 Pharmacy Corporation of
                                                   America

                                                 Salem No. 1, Inc.

                                                 South Alabama Nursing
                                                   Home, Inc.

                                                 Taylor County Health
                                                   Facility, Incorporated

                                            By: /s/ SCHUYLER HOLLINGSWORTH, JR.
                                            Title:

                                   Exhibit A

1.       (a)     Minimum Fixed Charge Coverage Ratio permitted for
                 the Applicable Period pursuant to subsection 5.5 . . . . . . . . . .    1.00:1.00

         (b)     (i)      Coverage Consolidated EBIDA for the four
                          consecutive fiscal quarters immediately
                          preceding and including the Period End
                          Date (the "APPLICABLE PERIOD") . . . . . . . . . . . . . .     $________

                 (ii)     Consolidated Rental Expense for the Applicable
                          Period  . . . . . . . . . . . . . . . . . . . . . . . . . .    $________

                 (iii)    Sum of Coverage Consolidated EBIDA and Consolidated
                          Rental Expense for the Applicable Period (Item (b)(i)
                          plus Item (b)(ii))  . . . . . . . . . . . . . . . . . . . .    $________

         (c)     (i)      Consolidated Interest Charges for the Applicable
                          Period  . . . . . . . . . . . . . . . . . . . . . . . . . .    $________

                 (ii)     Consolidated Rental Expense for the Applicable
                          Period  . . . . . . . . . . . . . . . . . . . . . . . . . .    $________

                 (iii)    Consolidated Capital Expenditures for the Applicable
                          Period . . . . . . . . . . . . . . . . . . . . . . . . . .     $________

                 (iv)     Sum of Consolidated Interest Charges, Consolidated Rental
                          Expense and Consolidated Capital Expenditures for the
                          Applicable Period (Item (c)(i) plus Item (c)(ii) plus
                          Item(c)(iii))  . . . . . . . . . . . . . . . . . . . . . .     $________

         (d)     Actual Fixed Charge Coverage Ratio for the Applicable Period
                 (ratio of Item (b)(iii) to Item (c)(iv)) . . . . . . . . . . . . .      ____:1.00


                                   Exhibit B

4.       (a)     Maximum Consolidated Debt for Borrowed Money to Consolidated
                 EBITDA ratio permitted for the Applicable Period pursuant to
                 subsection 5.8  . . . . . . . . . . . . . . . . . . . . . . . . . .   6.00: 1.00


                                   Exhibit C

1.       (a)     Minimum Eligible Collateral Appraisal Value percentage as
                 permitted and described in subsection 5.18A . . . . . . . . . . . .    125%

                                   Exhibit D

D.       Negative Pledge
         ---------------

         (a)     Maximum aggregate principal amount of Debt (including,
                 without limitation, any obligation with respect to any
                 letter of credit or similar instrument) and contingent
                 obligations secured by Liens on assets permitted pursuant
                 to subsection 5.13A(viii) . . . . . . . . . . . . . . . . . . . .      $20,000,000

         (b)     Actual aggregate principal amount of all such Debt (including, without limitation, any obligation with respect any letter of credit or similar instrument) and contingent obligations on
                 the Period End Date . . . . . . . . . . . . . . . . . . . . . . .      $__________

         (c)     Maximum aggregate amount of Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations secured by any Lien and incurred in connection with early termination of leases
                 permitted pursuant to subsection 5.13A(ix)  . . . . . . . . . . .      $20,000,000

         (d)     Actual aggregate amount of such Debt (including, without
                 limitation, any obligation with respect to any letter of
                 credit or similar instrument) and contingent obligations
                 on the Period End Date  . . . . . . . . . . . . . . . . . . . . .      $__________

         (e)     (i) Maximum excess Appraised Value of all New Assets plus
                 excess Appraised Value of Substitute Pooled Mortgage Assets plus aggregate principal amount of all Incremental Pooled
                 Mortgage Debt and all Debt (including, without limitation, any obligation with respect to any letter of credit or
                 similar instrument) and contingent obligations secured by
                 Liens permitted under subsection 5.13A(xvii)  . . . . . . . . . .      $50,000,000

                 (ii) Excess of the Appraised Value of all New Assets over
                 the Appraised Value of all LTCB Collateral, Morgan
                 Collateral, and Senior Note Collateral no longer subject
                 to any Lien securing Designated Obligations on the Period
                 End Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $__________


                 (iii)  Excess of the Appraised Value of all Substitute
                 Pooled Mortgage Assets over the Appraised Value of all
                 Initial Pooled Mortgage Facilities no longer subject to
                 any Lien securing any Pooled Mortgage Debt on the Period
                 End Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $__________

                 (iv) Aggregate principal amount of all Incremental Pooled
                 Mortgage Debt and all Debt (including, without limitation, any obligation with respect to any letter of credit or
                 similar instrument) and contingent obligations secured by
                 Liens permitted under subsection 5.13A(xvii) on the Period
                 End Date  . . . . . . . . . . . . . . . . . . . . . . . . . . .        $__________

                 (v) Actual sum under subsections 5.13A(xiv), (xv), (xvi)
                 and (xvii) on the Period End Date (Item (e)(ii) plus Item
                 e(iii) plus Item (e)(iv)) . . . . . . . . . . . . . . . . . . .        $_________

E.       Incurrence of Debt
         ------------------

         (a)     Maximum aggregate principal amount of Debt (including,
                 without limitation, any obligation with respect to any
                 letter of credit or similar instrument) and contingent
                 obligations incurred by BEI's Subsidiaries (other than
                 Borrower) in connection with early termination of
                 leases permitted pursuant to subsection 5.15(b) . . . . . . . .        $20,000,000

         (b)     Actual aggregate principal amount of such Debt (including, without limitation, any obligation with respect to any
                 letter of credit or similar instrument) and contingent
                 obligations outstanding on the Period End Date. . . . . . . . .        $__________

         (c)     Maximum aggregate principal amount of all Permitted
                 Commercial Paper permitted pursuant to subsection 5.15(e) . . .        $100,000,000

         (d)     Actual aggregate principal amount of all Permitted
                 Commercial Paper outstanding on the Period End Date . . . . . .        $__________

         (e)     Maximum aggregate principal amount of Incremental Pooled
                 Mortgage Debt and all debt (including, without limitation, any obligation with respect to any letter of credit or
                 similar instrument) and contingent obligations permitted
                 under clause (m) of subsection 5.15 . . . . . . . . . . . . . .        $50,000,000


         (F)     Actual aggregate principal amount of Incremental Pooled
                 Mortgage Debt and all Debt (including, without limitation, any obligation with respect to any letter of credit or
                 similar instrument) and contingent obligations permitted
                 under clause (m) of subsection 5.15 on the Period End Date  . .        $__________


                                   Exhibit E

Matters to be Covered by Opinion of Counsel to Loan Parties

         1. Each of the Loan Parties is a corporation duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted except where the failure to obtain such governmental licenses, authorizations, consents and approvals would not, in my/our reasonable judgment, have a material adverse effect on the business operations, properties, assets, business prospects or condition of the Loan Parties taken as a whole.

         2. The execution, delivery and performance by each of the Loan Parties of the Amendment and performance by each Loan Party party thereto of the Credit Agreement, as amended by the Amendment (the "Amended Credit Agreement") (i) are within the corporate powers of each of the Loan Parties and have been duly authorized by all necessary corporate action, (ii) require no action by or in respect of, or filing with any Federal, New York, California, Michigan or Delaware governmental body, agency or official, (iii) do not contravene the articles or certificate of incorporation or by-laws or each Loan Party, (iv) to the best of my/our knowledge, do not contravene any provision of Delaware corporate, Federal, New York, California or Michigan law or regulation applicable to each Loan Party, (v) to the best of my/our knowledge, do not contravene or constitute a default under any agreement, judgment, injunction, order, decree or other instrument that is material individually or in the aggregate and that is binding upon each Loan Party and
(vi) to the best of my/our knowledge, will not result in the creation or imposition of any Lien on any asset of the Loan Parties.

         3. The Amendment has been duly executed and delivered by the Loan Parties.

         4. Each of the Amendment and the Amended Credit Agreement constitutes the legal, valid and binding obligation of each Loan Party party thereto, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).





                                      E-1